                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 16, 1996



                              TRANS-RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



       Delaware                   33-11634                  36-2729497
    State or other            (Commission File            (I.R.S. Employer
   jurisdiction of                 Number)              Identification No.)
    incorporation


 9 West 57th Street, New York, New York                         10019
(Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 888-3044

Item 2.           Acquisition or Disposition of Assets

         Pursuant to an Asset Purchase Agreement, dated as of May 21, 1996, by and among Mississippi Chemical Corporation, a Mississippi corporation ("MCC"), Mississippi Acquisition I, Inc., a Mississippi corporation which is an indirect wholly-owned subsidiary of MCC ("MI"), Mississippi Acquisition II, Inc., a Mississippi corporation which is an indirect wholly-owned subsidiary of MCC ("MII"; MI and MII being collectively called the "Designated Buyers"), New Mexico Potash Corporation, a New Mexico corporation which is an indirect wholly-owned subsidiary of the Registrant ("NMPC"), and Eddy Potash, Inc., a Delaware corporation which is a direct wholly-owned subsidiary of the Registrant ("Eddy"; NMPC and Eddy being collectively called the "Sellers"), on August 16, 1996 (the "Closing Date") NMPC and Eddy completed the sale of substantially all of their assets to MI and MII, respectively, for $45,000,000 plus a working capital adjustment (described below) and the assumption of specified liabilities (but excluding, among other things, liabilities, if any, which may arise in connection with the antitrust litigations in which Sellers are defendants).

         NMPC and Eddy had conducted Registrant's potash mining and production operations. During the year ended December 31, 1995 and the six month periods ended June 30, 1995 and June 30, 1996, the potash operations contributed approximately $54,000,000 (14%), $29,000,000 (15%) and $29,000,000 (12%),
respectively, to the Registrant's revenues, excluding intercompany sales.

         On the Closing Date, the Designated Buyers paid $10,638,000 pursuant to the above-mentioned working capital adjustment. The final amount of the adjustment will be determined after completion (within 75 days after the Closing
Date) of a combined Closing

                                        2
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Date balance sheet for Sellers, with the amount of any working capital in excess of $10,638,000 being payable by Designated Buyers and any shortfall from $10,638,000 being payable by Sellers.

         Approximately 50% of the aggregate proceeds received on the Closing Date were applied to prepay debt secured by the assets of NMPC or Eddy. In connection with the sale, Registrant's indirect wholly-owned subsidiary, Vicksburg Chemical Company, entered into a five year potash supply agreement, at prevailing market rates during the period (subject to certain adjustments), with MI.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

         Not Applicable

(b)      Pro Forma Financial Information.

                  The following unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the sale of substantially all of the assets of NMPC and Eddy as described in Item 2 herein, as if such transactions had occurred at (i) the beginning of each period presented for the Pro Forma Condensed Consolidated Statements of Operations and
         (ii) June 30, 1996 for the Pro Forma Condensed Consolidated Balance Sheet. The Pro Forma Condensed Consolidated Statements of Operations do not reflect a net gain of approximately $24.4 million on the sale of NMPC's and Eddy's assets. In addition, the Pro Forma Condensed Consolidated Statements of Operations reflect no interest earned on the sale proceeds.

                  The unaudited Pro Forma Condensed Consolidated Financial Statements are based on historical financial information of Registrant for the periods referred to above. Pro Forma adjustments are described in the accompanying notes. The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and the notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and the Registrant's Quarterly Report on Form 10-Q for the six month period ended June 30, 1996, previously filed with the Securities and Exchange Commission.

                  The unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of what the actual financial position or results of operations would have been had the transaction occurred on the dates indicated, nor do they purport to indicate the future financial position or results of future operations of Registrant. In the opinion of management, all adjustments necessary to present fairly such unaudited Pro Forma Condensed Consolidated Financial Statements have been made.

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
                              Trans-Resources, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               As of June 30, 1996
                                    ($000's)


                                                                Pro Forma
ASSETS:                                        Historical      Adjustments           Pro Forma
Current Assets:
  Cash                                           $17,269         $55,638  (a)          $46,632
                                                                 (26,275) (b)
  Accounts Receivable                            106,051          (7,104) (a)           98,947
  Inventory                                       62,791          (7,771) (a)           55,020
  Prepaid Expenses and Other                      46,857          (3,884) (a)           42,973
                                              ----------       ----------           ----------
Total Current Assets                             232,968          10,604               243,572
Property, Plant and Equipment - net              215,784         (14,286) (a)          201,498
Other Assets                                      31,370            (139) (a)           31,231
                                              ----------       ----------           ----------
TOTAL ASSETS                                    $480,122         ($3,821)             $476,301
                                                ========         ========             ========

       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                              Trans-Resources, Inc.
                 Pro Forma Condensed Consolidated Balance Sheet
                               As of June 30, 1996
                                    ($000's)


                                                                                  Pro Forma
                                                                     Historical  Adjustments        Pro Forma
LIABILITIES AND STOCKHOLDER'S EQUITY:
Current Liabilities:
  Current Maturities of Long-Term Debt                                 $23,837                        $23,837
  Short-Term Debt                                                       14,727                         14,727
  Accounts Payable, Accrued Expenses, etc.                              88,442     ($1,921)(a)         86,521
                                                                   -----------   ----------         ---------
Total Current Liabilities                                              127,006      (1,921)           125,085
                                                                     ---------   ----------         ---------
Long-Term Debt - net:
  Senior Indebtedness, Notes Payable & Other                           188,992     (26,275)(b)        162,717
  Senior Subordinated Indebtedness - net                               114,123                        114,123
                                                                     ---------   ----------         ---------
Long-Term Debt - net                                                   303,115     (26,275)           276,840
                                                                     ---------    ---------         ---------
Other Liabilities                                                       28,769         (64)(a)         28,705
                                                                    ----------   ----------         ---------
Stockholder's Equity:
  Preferred Stock                                                        7,960                          7,960
  Common Stock                                                               0                              0
  Additional Paid-In Capital                                             8,682                          8,682
  Retained Earnings                                                      4,737      24,439 (a)         29,176
  Cumulative Translation Adjustment                                       (430)                          (430)
  Unrealized Gains on Marketable Securities                                283                            283
                                                                  ------------   ----------         ---------
Total Stockholder's Equity                                              21,232      24,439             45,671
                                                                    ----------    ---------         ---------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                            $480,122     ($3,821)          $476,301
                                                                      ========    =========          ========

       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                              Trans-Resources, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Six Month Period Ended June 30, 1996
                                    ($000's)


                                                             Pro Forma
                                             Historical     Adjustments           Pro Forma
REVENUES                                      $240,664       ($29,431)(c)          $211,233
COSTS AND EXPENSES:
  Cost of goods sold                           196,292        (28,351)(c)           167,941
  General and administrative                    23,085         (1,721)(c)            21,364
                                             ---------      ---------            ---------
OPERATING INCOME                                21,287            641 (c)            21,928
  Interest expense                             (17,048)         1,039 (c)           (16,009)
  Interest and other income - net                  928           (119)(c)               809
                                             ---------      ----------            ---------
INCOME BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM                         5,167          1,561 (c)             6,728
INCOME TAX PROVISION                             2,560                                2,560
                                             ---------      ----------            ---------
INCOME BEFORE EXTRAORDINARY ITEM                $2,607         $1,561 (c)            $4,168
                                             =========       =========            =========

       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                              Trans-Resources, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1995
                                    ($000's)


                                                             Pro Forma
                                              Historical    Adjustments          Pro Forma
REVENUES                                      $385,564       ($53,628)(c)         $331,936
COSTS AND EXPENSES:
  Cost of goods sold                           323,126        (49,098)(c)          274,028
  General and administrative                    43,193         (3,308)(c)           39,885
                                              --------      ----------           ---------
OPERATING INCOME                                19,245         (1,222)(c)           18,023
  Interest expense                             (34,498)         1,140 (c)          (33,358)
  Interest and other income - net                9,128           (179)(c)            8,949
                                              --------      ----------           ---------
LOSS BEFORE INCOME TAXES
  AND EXTRAORDINARY ITEM                        (6,125)          (261)(c)           (6,386)
INCOME TAX PROVISION                               733                                 733
                                              --------      ----------            --------
LOSS BEFORE EXTRAORDINARY ITEM                 ($6,858)         ($261)(c)          ($7,119)
                                              ========      ==========           =========

       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                              Trans-Resources, Inc.
         Notes To Pro Forma Condensed Consolidated Financial Statements


The Pro Forma adjustments reflect the sales of substantially all of the assets used in the operations of NMPC and Eddy as described in Item 2 herein. The unaudited Pro Forma Condensed Consolidated Financial Statements reflect the above transactions as if they had occurred at the end of the period for the purposes of the Pro Forma Condensed Consolidated Balance Sheet and at the beginning of each period presented for the Pro Forma Condensed Consolidated Statements of Operations.

The Pro Forma adjustments for the above transactions are codified as indicated and are as follows:

    (a) To reflect the proceeds of approximately $55.6 million from the sales and the reduction of the applicable assets and liabilities and the estimated net gain relating thereto, after giving effect to estimated transaction fees and other costs.

    (b) To reflect the prepayment of approximately $26.3 million of indebtedness secured by the assets of NMPC or Eddy.

    (c)       To reflect the elimination of NMPC's and Eddy's operations.

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Item 7- (Continued).

(c)     Exhibits.

        2.1. Asset Purchase Agreement, dated as of May 21, 1996, by and among MCC, MI, MII, NMPC and Eddy. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit, all of which are listed at the end of the Table of Contents to the Asset Purchase Agreement.

        2.2. Amendment to Asset Purchase Agreement, dated August 16, 1996. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted exhibit, all of which are referenced on the first page of the Amendment.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 30, 1996                        TRANS-RESOURCES, INC.


                                       By: /s/ Lester W. Youner
                                          -----------------------------
                                          Lester W. Youner
                                          Vice President, Treasurer and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS



Exhibit      Description                                                           Page No.
- -------      -----------                                                           --------
2.1          Asset Purchase Agreement, dated as of May 21, 1996, by and among MCC, MI, MII, NMPC and Eddy. Registrant hereby agrees to furnish supplementally to the Securities and Exchange
             Commission upon request a copy of any omitted schedule or
             exhibit, all of which are listed at the end of the Table of
             Contents to the Asset Purchase Agreement.

2.2          Amendment to Asset Purchase Agreement, dated August 16,
             1996. Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted exhibit, all of which are referenced on the first page of the Amendment.

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